Warrant

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THIS WARRANT, SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

OPEN ENERGY CORPORATION

COMMON STOCK PURCHASE WARRANT

This document (this “Warrant”) certifies that, for good and valuable consideration, Open Energy Corporation, a Nevada corporation (the “Company”), grants to  Melvin Prueitt (the “Warrantholder”), the right to subscribe for and purchase from the Company, on or before the Expiration Time (as defined below), up to Two Million Two Hundred Thirty-Three Thousand Four Hundred Thirty-Eight (2,233,438) validly issued, fully paid and nonassessable shares of Common Stock of the Company (as may be adjusted, the “Warrant Shares”) at the exercise price per share of $1.50 (the “Exercise Price”), all subject to the terms, provisions, conditions and adjustments (including adjustments to number of shares and Exercise Price) herein set forth. This Warrant is the Warrant issued in connection with and has been issued to Licensor in consideration of the Technology License granted under the License Agreement. The Parties understand and agree that this Warrant and the rights granted under this Warrant shall survive termination of the License Agreement. Capitalized terms used herein which are not specifically defined in other sections of this Warrant, shall have the meanings set forth in Section 9.

1. Warrant Term. The purchase rights represented by this Warrant are subject to vesting as set forth in Exhibit B attached hereto and are exercisable in whole at any time and from time to time, from and after the date they are vested and on or prior to the earlier of the fifth (5th) anniversary of the date hereof. (such date being the “Expiration Time”).

2. Exercise of Warrant; Payment of Taxes.

2.1 Exercise of Warrant. The purchase rights represented by this Warrant may be exercised by the Warrantholder to the extent they have vested as provided in Exhibit B, in whole and from time to time, by the surrender of this Warrant (with a duly executed notice of exercise form, the “Exercise Form”, in the form attached hereto as Attachment A) at the principal office of the Company and by the payment to the Company of an amount equal to the then applicable Exercise Price per share multiplied by the number of Warrant Shares then being purchased. The Warrantholder shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Warrant Shares represented thereby (and such Warrant Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

(a) Nothwithstanding anything to the contrary contained herein or in the License Agreement, this Warrant shall be automatically cancelled and of no further force or effect with respect to all unexercised portions hereof (whether or not vested) in the event there shall be a material breach by Warrantholder of any of his representations, warranties, covenants or obligations under the License Agreement.

2.2 Net Exercise.

(a) In lieu of payment in cash, the rights represented by this Warrant may also be exercised at any time by a written notice of exercise in the form of Attachment A attached hereto, providing for the net exercise of this Warrant for the Warrant Shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised), specifying that this net exercise election has been made, and the net number of Warrant Shares to be issued after giving effect to such net exercise. In the event the Warrantholder makes such election, Company shall issue to the Warrantholder a number of Warrant Shares computed using the following formula:

X = Y(A-B)
           A
Where:
X = the number of Warrant Shares to be issued to the Warrantholder
Y = the number of Warrant Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (as of the date of such net exercise)

A = the Fair Market Value of one Share of Common Stock (as of the date of such net exercise)

B = Exercise Price of one Share of Common Stock (as adjusted to the date of such net exercise)

(b) For purposes of this Section 2.2, “Fair Market Value” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on the American Stock Exchange, the New York Stock Exchange, the NASDAQ National Market or the NASDAQ SmallCap Market (each a “Principal Market”), the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Common Stock is not then listed or quoted on a Principal Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board (or any successor market), the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board (or any successor market); (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board (or any successor market) and if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by the Licensee.

2.3 Warrant Shares Certificate. A stock certificate for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder within five (5) Business Days after receipt of the Exercise Form by the Company and payment by the Warrantholder of the aggregate Exercise Price (or net exercise in lieu of payment as permitted in Section 2.2), along with a check from the Company in lieu of any fractional shares which the Warrantholder would be entitled to purchase under this Warrant. If this Warrant was exercised in part, the Company shall, at the time of delivery of the stock certificate, deliver to the Warrantholder a new Warrant evidencing the right to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

3. Restrictions on Transfer; Restrictive Legends.

3.1 Restrictions on Transfer. This Warrant and the Warrant Shares issuable upon exercise of all or part of this Warrant are unregistered securities that are subject to the restrictions on transfer imposed by the Securities Act and applicable state securities laws and may not be offered, sold, transferred, pledged or otherwise disposed of, in whole or in part, to any Person other than in accordance with the Securities Act and applicable state securities laws.

3.2 Restrictive Legends. Until such time as the restrictions on transfer imposed on this Warrant by the Securities Act and applicable state securities laws shall no longer be effective, this Warrant, any Warrant issued to the Warrantholder upon the partial exercise of this Warrant pursuant to Section 2 shall be stamped or otherwise imprinted with a legend in substantially the form as set forth on the cover of this Warrant. Until such time as the restrictions on transfer imposed on the Warrant Shares by the Securities Act, applicable state securities laws and the Stockholders’ Agreement shall no longer be effective, each stock certificate for Warrant Shares and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in a form generally used by the Company for unregistered issuances of Common Stock.

4. Reservation and Registration of Warrant Shares. The Company covenants and agrees as follows:

4.1 Validly Issued and Free of Encumbrances. All Warrant Shares issued upon the exercise of all or any part of this Warrant shall, upon issuance and payment of the Exercise Price therefore (or upon net exercise as permitted herein), be validly issued, fully paid and nonassessable, issued in compliance with all applicable federal and state securities laws, and free from all taxes, liens and charges with respect to the issue thereof, and not subject to any preemptive rights.

4.2 Sufficient Authorized Shares. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved, for the purpose of issuance of Common Stock upon any exercise of the purchase rights evidenced by this Warrant, and shall keep available free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

4.3 Noncontravention. The Company shall not, by amendment of its Charter or through any reorganization, transfer of assets, spin-off, consolidation, merger, dissolution, issue or sale of securities or any other action or inaction, avoid or seek to avoid the observance or performance of any of the terms of this Warrant to be observed or performed hereunder, and shall at all times in good faith assist in performing, carrying out, and giving effect to the terms hereof and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment.

5. Anti-Dilution Adjustments. From and after the date hereof and until the Expiration Date, notwithstanding the fact that no Warrant Shares shall be issued and outstanding, the Exercise Price, and the number and type of Warrant Shares or other securities to be received upon exercise of this Warrant, shall be subject to adjustment as follows:

5.1 Issuances of Common Stock Below Exercise Price.

(a) If the Company shall, at any time or from time to time after the Original Issuance Date, issue any shares of Common Stock (or be deemed to have issued shares of Common Stock as provided herein), other than Excluded Stock, without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such Common Stock, then the Exercise Price, as in effect immediately prior to each such issuance, shall forthwith be lowered to:

(1) an amount equal to the sum of (X) the total number of shares of Common Stock Deemed Outstanding immediately prior to such issuance, multiplied by the Exercise Price in effect immediately prior to such issuance, and (Y) the consideration received by the Company upon such issuance; by

(2) the total number of shares of Common Stock Deemed Outstanding immediately after the issuance of such Common Stock.

(a) for the purposes of any adjustment of the Exercise Price pursuant to paragraph (a) above, the following provisions shall be applicable:

(1) In the case of the issuance of Common Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or placement fees payable by the Company to any underwriter or placement agent in connection with the issuance and sale thereof.

(2) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value per share thereof, as reasonably determined in good faith by the Board, irrespective of any accounting treatment.

(3) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (except for options or rights to acquire or subscribe for Excluded Stock):

(A) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 5.1(b)(1) and 5.1(b)(2) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

(B) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 5.1(b)(1) and 5.1(b)(2) above);

(C) on any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchanges for such securities, other than a change resulting from the antidilution provisions thereof, the Exercise Price shall forthwith be readjusted to the Exercise Price as would have been obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

(D) on the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price shall forthwith be readjusted to the Exercise Price as would have been obtained had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities, or upon the exercise of the options or rights related to such securities and subsequent conversion or exchange thereof.

(c) Whenever the Exercise Price is adjusted under this Section 5.1, the number of Warrant Shares issuable on exercise hereof shall be multiplied by a fraction the numerator of which is the Exercise Price immediately before such adjustment and the denominator is the Exercise Price as so adjusted.

5.2 Stock Dividends and Combinations.

(a) If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Exercise Price shall be decreased and the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares.

(b) If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Exercise Price shall be increased and the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.

5.3 Recapitalization, Etc. In the event of any capital reorganization of the Company, any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Company, this Warrant shall after such reorganization, reclassification, consolidation or merger be exercisable for the kind and number of shares of stock or other securities or property of the Company or of the company resulting from such consolidation or surviving such merger to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon exercise of this Warrant would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations and mergers.

5.4 De Minimis Adjustments. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 0.1% in the Exercise Price; provided, however that any adjustments not required to be made by virtue of this sentence shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest one hundredth (1/100) of a cent or the nearest one tenth (1/10) of a share, as the case may be.

5.5 Dividends. Without duplication of any other adjustment provided for in this Section 5, at any time the Company makes or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in property or securities of the Company other than shares of Common Stock, then, and in each such case,

(a) the Exercise Price then in effect shall be adjusted (and any other appropriate action shall be taken by the Company) by multiplying the Exercise Price in effect immediately prior to the date of such dividend or distribution by a fraction, (i) the numerator of which shall be the Fair Market Value (in all such cases under Section 5.5, as shall be determined pursuant to Section 2.2) of Common Stock immediately prior to the date of such dividend or distribution, less the Fair Market Value of the portion of the property or securities applicable to one share of Common Stock so dividend or distributed, and (ii) the denominator of which shall be the Fair Market Value of the Common Stock immediately prior to the date of such dividend or distribution (such fraction not to be greater than one); and

(b) the number of Warrant Shares for which this Warrant is exercisable immediately prior to such dividend or distribution shall be adjusted (and any other appropriate actions shall be taken by the Company) by multiplying the then-current number of Warrant Shares in effect immediately prior to the date of such dividend or distribution by a fraction, (i) the numerator of which shall be the Exercise Price in effect immediately prior to the date of such dividend or distribution, and (ii) the denominator of which shall be the adjusted Exercise Price as determined pursuant to Section 5.5(a) above (such fraction not to be less than one).

Such adjustments shall be made whenever the Company makes or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in property or securities of the Company (other than shares of Common Stock) and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such dividend or distribution.

6. Loss or Destruction of Warrant. Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver to the Warrantholder a new Warrant of like tenor.

7. Ownership of Warrant. The Company may deem and treat the Person in whose name this Warrant is registered as the Warrantholder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer.

8. Amendments. Any provision of this Warrant may be amended and the observance thereof waived only with the written consent of the Company and the Warrantholder.

9. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

“Affiliate” means, (1) with respect to any Person, any of (a) a director, officer or stockholder holding 5% or more of the capital stock (on a fully diluted basis) of such Person, (b) a spouse, parent, sibling or descendant of such Person (or a spouse, parent, sibling or descendant of any director or officer of such Person) and (c) any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person or (2) in any event, any Person meeting the definition of “Affiliate” set forth in Rule 405 under the Securities Act. The term “control” includes, without limitation, the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Board of Directors” or “Board” means the Board of Directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the State of Nevada.

“Charter” means the Articles of Incorporation of the Company, as amended from time to time.

“Common Stock” means the Company’s presently authorized Common Stock, $.001 par value, and any stock into or for which such Common Stock may hereafter be converted or exchanged pursuant to the Charter of the Company as amended from time to time as provided by law and in such Charter.

“Common Stock Deemed Outstanding” means, at any given time, the sum of (i) the number of shares of Common Stock actually outstanding at such time, (ii) the number of shares of Common Stock issuable upon conversion of the Preferred Stock, and (iii) the number of shares of Common Stock issuable upon the exercise in full of all Convertible Securities whether or not the Convertible Securities are convertible into Common Stock at such time, but shall exclude any shares of Common Stock or Convertible Securities in the treasury of the Company or held for the account of the Company or any of its subsidiaries.

“Convertible Securities” means securities or obligations that are exercisable for, convertible into or exchangeable for shares of Common Stock. The term includes options, warrants or other rights to subscribe for or purchase Common Stock or to subscribe for or purchase other securities that are convertible into, directly or indirectly, or exchangeable for Common Stock.

“Excluded Stock” means (i) all shares (as adjusted equitably for stock dividends, stock splits, combinations and the like) of Common Stock issuable upon exercise of stock options granted to directors, officers, consultants, advisors, employees or former employees of the Company or its subsidiaries or Affiliates, (ii) shares of Common Stock issued upon conversion of shares of Preferred Stock, (iii) shares of Common Stock or securities convertible into or exercisable for Common Stock issued in connection with any recapitalization, reclassification, subdivision, stock split, stock dividend or combination of shares of Preferred Stock or Common Stock, (iv) shares of Common Stock or securities convertible into or exercisable for Common Stock issued in connection with debt financing transactions, strategic transactions, mergers or acquisitions approved in advance by a majority of the Board, (v) securities offered to the public pursuant to a registered public offering, (vi) shares of Common Stock (as adjusted equitably for stock dividends, stock splits, combinations and the like) issuable upon exercise of stock purchase warrants outstanding on the Original Issuance Date, and (vii) shares of Common Stock issued upon exercise, conversion or exchange of any Convertible Securities not previously described above.

“Original Issuance Date” means the date and time that the first Warrant is issued by the Company.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Preferred Stock” means any Preferred Stock of the Company.

“License Agreement” means the Amended and Restated Technology License Agreement of even date herewith between the Warrantholder and the Company, and to which this Warrant is Exhibit A.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the United States Securities and Exchange Commission thereunder.

10. Miscellaneous Provisions.

10.1 Entire Agreement. This Warrant and the License Agreement constitute the entire agreement between the Company and the Warrantholder with respect to this Warrant.

10.2 Binding Effect; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective permitted successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective permitted successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

10.3 Section and Other Headings. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

10.4 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

If to the Company:

Open Energy Corporation
5114 Via de la Valle
Suite 200
Solana Beach, CA 92075
Telephone: (858) 794-8800
Facsimile:
Attention: Chief Financial Officer

with a copy (which shall not constitute notice) to:

Edwards Angell Palmer & Dodge LLP
750 Lexington Avenue
New York, NY 10022-1200
Telephone: (212) 308-4411
Facsimile: (212) 308-4844
Attention: Donald R. Glenn, Esq.
If to the Warrantholder:

to the addressees reflected on the Warrant
register maintained by the Company

All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may, by notice given in accordance with this Section 11.4, designate another address or Person for receipt of notices hereunder.

10.5 Issuance Tax, Attorneys’ Fees, Notices, Successors

10.6 Severability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

10.7 Governing Law. All issues concerning this Warrant shall be governed by and construed in accordance with the law of the State of Nevada, without regard to the conflicts of law principles thereof.

10.8 Rights as Shareholders. No Warrantholder, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or otherwise be entitled to any voting or other rights as a shareholder of the Company, until this Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise shall have become deliverable, as provided herein.

11. Disposition of Warrant or Shares of Common Stock. This Warrant may not be sold, transferred or subdivided by the Warrantholder except in case of his death to his heirs and legatees. With respect to any offer, sale or other transfer or disposition of any Warrant Shares acquired pursuant to the exercise of this Warrant, the Warrantholder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder’s counsel (if reasonably requested by the Company and reasonably satisfactory to the Company) to the effect that (i) such offer, sale or other transfer or disposition may be effected without registration or qualification of this Warrant or such shares of Common Stock under the Securities Act as then in effect, and (ii) indicating whether or not under the Securities Act this Warrant or the certificates representing such shares of Common Stock to be sold or otherwise transferred or disposed of require any restrictive legend thereon in order to ensure compliance with the Securities Act; provided, however, that a written opinion of holder’s counsel shall not be required in connection with any sale pursuant to Rule 144. This Warrant or the certificates representing the shares of Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to insure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

12. Warrantholder’s Representations. The Warrantholder acknowledges that it has had access to all material information concerning the Company which it has requested. The Warrantholder also acknowledges that it has had the opportunity to, and has to its satisfaction, questioned the officers of the Company with respect to its investment hereunder. The Warrantholder represents that it understands that the Warrant and the Common Stock are speculative investments, that it is aware of the Company’s business affairs and financial condition and that it has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Warrant. The Warrantholder is purchasing the Warrant and any Common Stock issued upon exercise thereof for investment for its own account only and not with a view to, or for resale in connection with, any “distribution” thereof in violation of the Securities Act or applicable state securities laws. The Warrantholder further represents that it understands that the Warrant and Common Stock have not been registered under the Securities Act or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of the Warrantholder’s investment intent as expressed herein. The Warrantholder is an “accredited investor” as defined in Regulation D promulgated under the Securities Act.

13. Company’s Representations. As a material inducement to the Warrantholder to purchase this Warrant, the Company hereby represents and warrants that:

(a) The Company has made all filings under applicable federal and state securities laws necessary to consummate the issuance of this Warrant pursuant to this Agreement in compliance with such laws, except for such filings as may be made properly after the date hereof.

(b) The execution, delivery and performance of this Warrant have been duly authorized by the Company. This Warrant constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Warrant, the issuance of the Common Stock upon exercise of the Warrant, and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, or (ii) constitute a default under, the charter or bylaws of the Company or any agreement, instrument, order, judgment or decree to which the Company is subject, except for any such filings required under applicable “blue sky” or state securities laws or under the Securities Act.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the 10th day of July 2006.

Issued By:	Accepted By:

OPEN ENERGY CORPORATION By: /s/ David Saltman David Saltman President & CEO	/s/ Melvin Prueitt Melvin Prueitt Dated: July 10, 2006

Attachment A: Exercise Form

(To be executed upon exercise of this Warrant)

To:	Open Energy Corporation
5114 Via De La Valle, Suite 200, Solana Beach, CA 92075
Attention: Chief Financial Officer

[1. The undersigned hereby elects to purchase __________________________ shares of Common Stock of Company pursuant to the terms of the attached Warrants, and tenders herewith payment of the purchase price of such shares in full.]

[1. The undersigned hereby elects to purchase __________________________ shares of Common Stock of Company pursuant to a net exercise of the Warrant as provided in Section 2 of the Warrant.]

1. Check here if applicable: ___ The undersigned confirms that this exercise is made in connec-tion with the occurrence of a public offering, sale or merger of the Company, and the undersigned further elects to condition this exercise of the Warrant upon the consummation of said public offering, sale or merger of the Company. This exercise shall not be deemed to be effective until the consummation of such transaction. In the event that transaction is not consummated within 45 days of the targeted date of the transaction, the undersigned will advise Company whether or not this exercise should be deemed rescinded.

2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

[name]
[address]

3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing such shares.

[name]

By:______________________________ (Signature) Its:______________________________

Date: _________________

Exhibit B
Vesting Schedule of Warrant

The Warrant shall become exercisable only with respect to the following number of shares of Common Stock as follows:

Distribution Number	Date	Number of Underlying Shares Becoming Exercisable
1	9/30/2006	300,000
2	12/31/2006	300,000
3	3/31/2007	300,000
4	6/30/2007	300,000
5	9/30/2007	300,000
6	12/31/2007	300,000
7	3/31/2008	300,000
8	6/30/2008	133,438